EXHIBIT 99.1

                         REPORT OF INDEPENDENT AUDITORS


To the Stockholders
California Clean Air, Inc.
 (formerly Breakthrough Technology Partners I, Inc.)
(A Development Stage Enterprise)


We have audited the consolidated balance sheets of California Clean Air, Inc. (formerly Breakthrough Technology Partners I, Inc.) (a development state enterprise) as of December 31, 2002, and the related consolidated statements of operations, changes in net capital deficiency, and cash flows for the years then ended and for the cumulative activity during development stage from June 2, 2000 (inception) through December 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of California Clean Air, Inc. (formerly Breakthrough Technology Partners I, Inc.) (a development stage enterprise) as of December 31, 2002 and 2001 and the results of its operations and its cash flows for the years then ended and for the cumulative activity during development stage June 2, 2000 (inception) through December 31, 2002 in accordance with U.S. generally accepted accounting principles.





March 25, 2003, except with respect to Note 6
as to which the date is June 16, 2003
Portland, OR

                           CALIFORNIA CLEAN AIR, INC.
               (formerly Breakthrough Technology Partners I, Inc.)
                        (A Development Stage Enterprise)

                           Consolidated Balance Sheets

                                                                           December 31
                                                                     ----------------------
                                                                       2002         2001
                                         ASSETS                      ---------    ---------
                                         ------
Current assets                                                      $        -   $        -
                                                                     ---------    ---------
     Total current assets                                                    -            -

Other assets                                                                 -            -
                                                                     ---------    ---------

                                                                    $        -   $        -
                                                                     =========    =========

                         LIABILITIES AND NET CAPITAL DEFICIENCY

Current liabilities -
   Accrued state taxes payable                                      $       20   $        -
                                                                     ---------    ---------
     Total current liabilities                                              20            -

Payable to related party                                                49,531       26,421

Stockholders' equity:
   Preferred stock; $.001 par value; authorized 20,000,000 shares            -            -
   Common stock; $.001 par value; authorized 100,000,000 shares;
    issued and outstanding 5,000,000 shares                              5,000        5,000
   Deficit accumulated during development stage                        (54,551)     (31,421)
                                                                     ---------    ---------
     Net capital deficiency                                            (49,551)     (26,421)
                                                                     ---------    ---------

                                                                    $        -   $        -
                                                                     =========    =========












                             See accompanying notes.

                           CALIFORNIA CLEAN AIR, INC.
               (formerly Breakthrough Technology Partners I, Inc.)
                        (A Development Stage Enterprise)

                      Consolidated Statements of Operations


                                                                                        Cumulative
                                                                                      activity during
                                                                                        development
                                                                                           stage
                                                                                       June 2, 2000
                                                                                        (inception)
                                                      Years ended December 31             through
                                                 ---------------------------------     December 31,
                                                      2002              2001               2002
                                                 ---------------  ----------------  -----------------
Operating expenses                                $    23,110      $    26,421          $   50,031
                                                 ---------------  ----------------  -----------------

Net loss from operations                              (23,110)         (26,421)            (50,031)

Provision for income taxes - State of Oregon               20                -                  20
                                                 ---------------  ----------------  -----------------

Net loss                                          $   (23,130)     $   (26,421)         $  (50,051)
                                                 ===============  ================  =================


Net loss per common share                         $    (.0046)     $    (.0053)         $   (.0100)
                                                 ===============  ================  =================






















                             See accompanying notes.

                           CALIFORNIA CLEAN AIR, INC.
               (formerly Breakthrough Technology Partners I, Inc.)
                        (A Development Stage Enterprise)

          Consolidated Statements of Changes in Net Capital Deficiency

               June 2, 2000 (inception) through December 31, 2002

                                                                                   Deficit
                                                                                 accumulated
                              Preferred stock             Common stock             during
                         ------------------------  -------------------------     development       Net capital
                           shares       amount         shares       amount          stage          deficiency
                         -----------  -----------  ------------  -----------  ----------------  ---------------
Shares issued in
  exchange for
  services                       -      $     -       5,000,000   $    500        $        -      $      500
Effect of change in
  par value of capital
  stock                          -            -               -      4,500            (4,500)              -
Net loss for the
  period from
  June 2, 2000
  (inception)
  through
  December 31,
  2000                           -            -               -          -              (500)           (500)
                         -----------  -----------  ------------  -----------  ----------------  ---------------

Balance at
  December 31,
  2000                           -            -       5,000,000      5,000            (5,000)              -

Net loss                         -            -               -          -           (26,421)        (26,421)
                         -----------  -----------  ------------  -----------  ----------------  ---------------

Balance at
  December 31,
  2001                           -            -       5,000,000      5,000           (31,421)        (26,421)

Net loss                         -            -               -          -           (23,130)        (23,130)
                         -----------  -----------  ------------  -----------  ----------------  ---------------

Balance at
  December 31,
  2002                           -      $     -       5,000,000   $  5,000        $  (54,551)     $  (49,551)
                         ===========  ===========  ============  ===========  ================  ===============






                             See accompanying notes.

                           CALIFORNIA CLEAN AIR, INC.
               (formerly Breakthrough Technology Partners I, Inc.)
                        (A Development Stage Enterprise)

                      Consolidated Statements of Cash Flows

                                                                                        Cumulative
                                                                                      activity during
                                                                                        development
                                                                                           stage
                                                                                        June 2, 2000
                                                                                        (inception)
                                                        Years ended December 31           through
                                                   ---------------------------------    December 31,
                                                        2002              2001              2002
                                                   ---------------  ----------------  ---------------
Cash flows from operating activities:
   Net loss                                         $   (23,130)     $   (26,421)       $   (50,051)
   Adjustments to reconcile net loss to net
    cash provided by operating activities:
     Shares issued in exchange for services                   -                -                500
     Increase in accrued state income taxes                  20                -                 20
                                                     ----------       ----------         ----------
                                                        (23,110)         (26,421)           (49,531)
Cash flows from financing activities -
   Expenses paid by related party on behalf
    of Company                                           23,110           26,421             49,531
                                                     ----------       ----------         ----------

Net change in cash                                  $         -      $         -        $         -
                                                     ==========       ==========         ==========


Supplemental schedule of noncash
 financing activities - common stock issued
 in exchange for services                           $         -      $         -        $       500
                                                     ==========       ==========         ==========
















                             See accompanying notes.

                           CALIFORNIA CLEAN AIR, INC.
               (formerly Breakthrough Technology Partners I, Inc.)
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements
                                December 31, 2002

1.       Summary of significant accounting policies
         ------------------------------------------

         COMPANY: California Clean Air, Inc. (the "Company") was originally incorporated in the State of Delaware as Breakthrough Technology Partners I, Inc. on June 2, 2000 to serve as a vehicle to affect a merger, exchange capital stock, participate in an asset acquisition, or any other business combination with a domestic or foreign private business.

         Effective December 20, 2002, the Company changed its state of incorporation and legal domicile to the State of Nevada and simultaneously changed its name to California Clean Air, Inc. The change of legal domicile and change of name occurred pursuant to an Agreement and Plan of Merger dated December 18, 2002 between the Company and California Clean Air, Inc., a Nevada corporation.

         BASIS OF CONSOLIDATION: On November 21, 2002, the Company organized Smog Centers of California, LLC ("Smog Centers"), an Oregon limited liability company. California Clean Air, Inc. is the sole owner of Smog Centers. Smog Centers was organized to acquire, own and operate test-only vehicles emissions inspection facilities in the State of California under their Smog Check II program.

         The  consolidated   financial   statements   include  the  accounts  of
         California Clean Air, Inc. and Smog Centers. All intercompany accounts and transactions have been eliminated.

         DEVELOPMENT STAGE ENTERPRISE: Since inception, the Company has not commenced any formal business operations. The Company is considered to be in the development stage and therefore has adopted the accounting and reporting standards of Statement of Financial Accounting Standards No. 7, "Accounting and Reporting by Development Stage Enterprises".

         CASH EQUIVALENTS: For purposes of the consolidated statements of cash flows, cash equivalents include all highly liquid investments purchased with original maturities of three months or less.

         INCOME TAXES: Income taxes are provided on the liability method whereby deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases and reported amounts of assets and liabilities. Deferred tax assets and liabilities are computed using enacted tax rates expected to apply to taxable income in the years in which temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities from a change in tax rates is recognized in income in the period that includes the

                           CALIFORNIA CLEAN AIR, INC.
               (formerly Breakthrough Technology Partners I, Inc.)
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements
                                December 31, 2002

1.       Summary of significant accounting policies (continued)
         ------------------------------------------------------

         INCOME TAXES (CONTINUED): enactment date. The Company provides a valuation allowance for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

         REPORTING CONSOLIDATED COMPREHENSIVE INCOME (LOSS): The Company reports and displays consolidated comprehensive income (loss) and its components as separate amounts in the consolidated financial statements with the same prominence as other financial statements. Consolidated comprehensive income (loss) includes all changes in equity during the year that results from recognized transactions and other economic events other than transactions with owners. There were no components of consolidated comprehensive income to report for the years ended December 31, 2002 and 2001.

         NET LOSS PER SHARE: Net loss per share is computed by dividing net loss by the weighted average number of shares outstanding during the period. The weighted average number of shares outstanding was 5,000,000 for the years ended December 31, 2002 and 2001 and for the cumulative activity during development stage June 2, 2000 (inception) through December 31, 2002.

         USE OF ESTIMATES: The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       Transactions with related parties
         ---------------------------------

         The  Company's   operating   expenses   since   inception,   consisting
         principally of professional services, has been paid for by an individual considered to be a related party. The advances are non-interest bearing and due on demand; however, this individual has agreed not to demand repayment until cash is available from a merger, capital stock exchange, asset acquisition, or other business combination, or from operations.

3.       Recapitalization
         ----------------

         Effective December 20, 2002, the authorized capital stock of the Company was increased to 20,000,000 shares of preferred stock and 100,000,000 shares of common stock and changed the par value of each class of capital stock from $.0001 per share to $.001 per share. All share amounts have been restated in the accompanying consolidated financial statements.

                           CALIFORNIA CLEAN AIR, INC.
               (formerly Breakthrough Technology Partners I, Inc.)
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements
                                December 31, 2002

4.       Preferred stock
         ---------------

         The Company's preferred stock may be voting or have other rights and preferences as determined from time to time by the Board of Directors.

5.       Income taxes
         ------------

         Deferred income taxes consisted of the following at December 31:
                                                                              2002        2001
                                                                           ---------    ---------
         Deferred tax asset - business start-up and organizational
          expenditures                                                    $   10,800    $  5,520

         Valuation allowance                                                 (10,800)     (5,520)
                                                                           ---------    ---------

            Net deferred income taxes                                     $        -    $      -
                                                                           =========    =========

         Reconciliation of income taxes computed at the Federal statutory rate of 34% to the provision for income taxes is as follows:

                                                                                                  Cumulative
                                                                                                activity during
                                                                                                  development
                                                                                                     stage
                                                                                                 June 2, 2000
                                                                                                  (inception)
                                                                Years ended December 31             through
                                                           ---------------------------------     December 31,
                                                                2002              2001               2002
                                                           ---------------  ----------------  -----------------
         Tax at statutory rates                              $  (7,857)        $ (8,983)        $  (17,017)
         Differences resulting from:
            Progressive tax rates                                4,390            5,020              9,512
            State taxes net of federal tax benefit              (1,793)          (1,482)            (3,275)
            Change in deferred tax valuation allowance           5,280            5,445             10,800
                                                           ---------------  ----------------  -----------------

            Provision for income taxes                       $      20         $      -          $      20
                                                           ===============  ================  =================

                           CALIFORNIA CLEAN AIR, INC.
               (formerly Breakthrough Technology Partners I, Inc.)
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements
                                December 31, 2002

6.       Subsequent events
         -----------------

         BUSINESS COMBINATION: On June 16, 2003, Smog Centers entered into a Letter of Intent to acquire all of the assets used in a privately held business operating a test-only vehicles emissions inspection facility in the State of California under their Smog Check II program. The business combination will be accounted for as a purchase.

         Under the Letter of Intent, Smog Centers paid $60,000 for the net assets of the business. The entire purchase price will be allocated to inspection equipment.

         The acquisition can be summarized as follows:
            Assets acquired                                         $   60,000
            Fair value of consideration tendered                        60,000
                                                                     ---------
           Goodwill acquired in acquisition                         $        -
                                                                     =========

         The  following  pro  forma  summary  presents  consolidated   financial
         position and results of operations as if acquisition had been acquired as of the beginning of the Company's 2002 and 2001 fiscal years:

                                                           December 31
                                               ---------------------------------
                                                    2002               2001
                                               ----------------  ---------------
           Current assets                         $   9,832        $        -
           Tangible net assets                       36,000            48,000
           Total assets                              45,832            48,000
           Current liabilities                            -                 -
           Total liabilities                              -            16,560
           Total stockholders' equity                45,832            31,440

                                                     Years ended December 31
                                               ---------------------------------
                                                     2002              2001
                                               ----------------  ---------------
           Net sales                              $  74,115        $   99,045
           Cost of goods sold                        13,588            18,159
           Operating expenses                        46,135            49,446
           Net income                                14,392            31,440
           Earnings per common share                   .003              .006

         The above amounts are based upon certain assumptions and estimates, which the Company believes are reasonable. The pro forma financial position and results of operations do not purport to be indicative of the results which would have been obtained had the business combination occurred as of January 1, 2001 or which may be obtained in the future.

                           CALIFORNIA CLEAN AIR, INC.
               (formerly Breakthrough Technology Partners I, Inc.)
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements
                                December 31, 2002



6.       Subsequent events (continued)
         -----------------------------

         STOCKHOLDERS EQUITY: On May 29, 2003, shareholders who owned 4,000,000 shares of the Company's common stock agreed to exchange their shares for 4,000,000 shares of the Company's Series A Convertible Preferred Stock.